UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2021

PROGRESS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40027	85-3303412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Milk Street, 16th Floor

Boston, MA 02109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 401-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	PGRWU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PGRW	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	PGRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Separate Trading of Units, Class A Common Stock and Warrants

On February 11, 2021, Progress Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 (the “Units”), including 2,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $22,500,000.

The Class A Common Stock and Warrants comprising the Units were to begin separate trading on May 10, 2021 subject to notice of earlier separate trading by EarlyBirdCapital, Inc. (“EarlyBirdCapital”), the representative of the underwriters in the Company’s IPO. On March 10, 2021, EarlyBirdCapital notified the Company of its decision to allow early separate trading, commencing on March 16, 2021.

On March 12, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the Class A Common Stock and Warrants comprising the Units commencing on or about March 16, 2021. Those Units not separated will continue to trade on the Nasdaq Stock Market LLC under the symbol “PGRWU,” and the Class A Common Stock and Warrants that are separated will trade on the Nasdaq Stock Market LLC under the symbols “PGRW” and “PGRWW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Common Stock and Warrants.

Correction to Amended and Restated Certificate of Incorporation

On March 12, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Correction (the “Certificate of Correction”) to correct its Amended and Restated Certificate of Incorporation filed on February 8, 2021, for a scrivener’s error relating to the time frame in which the Company has to consummate its initial business combination. A copy of the Certificate of Correction is attached as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Certificate of Correction to the Amended and Restated Certificate of Incorporation of Progress Acquisition Corp.
99.1	Press Release dated March 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ACQUISITION CORP.

	By:	/s/ David Arslanian
Name: David Arslanian
Title: President

Dated: March 12, 2021

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